Rule 497(e)

Registration Nos. 333-168727 and 811-22452

FIRST TRUST SERIES FUND

FIRST TRUST PREFERRED SECURITIES AND INCOME FUND
FIRST TRUST SHORT DURATION HIGH INCOME FUND
FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
(each a “Fund”)

SUPPLEMENT TO EACH FUND’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED SEPTEMBER 18, 2020

Notwithstanding anything to the contrary in each Fund’s prospectus or statement of additional information, shareholders purchasing fund shares through a Robert W. Baird & Co. (“Baird”) platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”) waivers) and discounts, which may differ from those disclosed elsewhere in each Fund’s prospectus or the SAI.

Front-End Sales Charge Waivers on Class A shares Available at Baird

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund
•	Shares purchased by employees and registered representatives of Baird or its affiliates and their family members as designated by Baird
•	Shares purchased using the proceeds of redemptions from within the family of First Trust Mutual Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)
•	A shareholder in the Fund’s Class C Shares will have their shares converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to the CDSC and the conversion is in line with the policies and procedures of Baird
•	Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Class A and C shares Available at Baird

•	Shares sold due to death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in your Fund’s prospectus
•	Shares bought due to returns of excess contributions from an IRA Account
•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in your Fund’s prospectus
•	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
•	Shares acquired through a right of reinstatement

 Front-End Sales Charge Discounts Available at Baird: Breakpoints, Rights of Accumulations and Letters of Intent

•	Breakpoints as described in your Fund’s prospectus
•	Rights of accumulations which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of First Trust Mutual Fund family assets held by accounts within the purchaser’s household at Baird. Eligible First Trust Mutual Fund family assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
•	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of First Trust Mutual Funds through Baird, over a 13-month period of time

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS
AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE